Exhibit 10.17

SUBSCRIPTION AGREEMENT

NOTE:	THREE COMPLETED AND EXECUTED COPIES OF THIS SUB-
SUBSCRIPTION AGREEMENT MUST BE RETURNED, AND THE
ENTIRE PURCHASE PRICE FOR THE PREFERRED
STOCK SUBSCRIBED FOR MUST BE PAID AS SET FORTH HEREIN,
TO SUBSCRIBE FOR THIS OFFERING.

	  Name of Subscriber:

	Number of Shares of 8% Convertible Redeemable Preferred
Stock,
	$1.00 par value, at $100.00 per Share:   _________

		Aggregate Purchase Price: ______________



FOR RESIDENTS OF PENNSYLVANIA

		THE SECURITIES ARE BEING SOLD AS PART OF A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE
PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED, PURSUANT TO
SECTION 203(d) THEREOF.

		SECTION 207(m) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 ALSO PROVIDES THAT EACH PERSON WHO ACCEPTS AN OFFER TO
PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION
203(d), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER
SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT
INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR
ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF
RECEIPT OF THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF
PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

		TIMELY NOTICE OF AN INTENTION TO WITHDRAW SHALL BE DEEMED TO HAVE BEEN GIVEN BY A PROSPECTIVE PURCHASER WITHIN THE TWO BUSINESS DAY PERIOD, IF, DURING SUCH TWO-DAY PERIOD, SUCH NOTICE IS IN WRITING: (1) IS ACTUALLY RECEIVED BY THE ISSUER OR ITS AFFILIATE; (2) IS DELIVERED TO A TELEGRAPH OR OTHER MESSAGE

SERVICE FOR TRANSMITTAL; (3) IS DEPOSITED IN THE UNITED STATES MAILS, AND IN THE CASE OF (2) ABOVE, ALL TELEGRAPH, POSTAGE OR OTHER TRANSMITTAL FEES ARE PAID BY THE SENDER AND NOTICE IS ADDRESSED TO THE PRESIDENT OF ACRODYNE COMMUNICATIONS, INC. (THE "COMPANY").

		PERSONS TO WHOM OFFERS OR SALES ARE MADE IN
PENNSYLVANIA ARE FURTHER ADVISED THAT A PENNSYLVANIA PURCHASER
CANNOT SELL THE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS
FROM THE DATE OF PURCHASE EXCEPT AS PERMITTED BY THE
PENNSYLVANIA SECURITIES ACT OF 1972.

		INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), MAY BE
PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE
COMPANY, THE COMPANY IS AWARE THAT IN THE OPINION OF THE
SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS
AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE
UNENFORCEABLE.
___________________


	SUBSCRIPTION AGREEMENT, dated as of March 29, 1996, by and among Acrodyne Communications, Inc., a Delaware corporation (the "Company"), and certain investors executing counterparts of this Agreement (collectively, the "Investors," or each individually, an "Investor").


W I T N E S S E T H

	WHEREAS, the Company desires to sell to the Investors and the Investors desire to purchase from the Company, an aggregate of 7,900 shares of the Company's 8% Convertible Redeemable Preferred Stock, par value $1.00 per share (the "Preferred Stock"), at a purchase price of $100.00 per share, having the rights and preferences set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation"); and

	WHEREAS, the Company is described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Report") to be filed with the Securities and Exchange Commission (the "Commission") not later than April 1, 1996;

	NOW, THEREFORE, the parties hereto agree as follows:

	1.  Subscription and Payment.

	Subject to the terms and conditions herein set forth, the undersigned (the "Investor") hereby subscribes for the number of shares of Preferred Stock set forth above.

	The investor agrees to deliver to the Company at the Closing (as defined below) the aggregate purchase price of $__________, payable in immediately available funds, for the shares of Preferred Stock subscribed for hereby.

	2.   Closing.

	The initial closing (the "Closing") of the purchase and sale of the Preferred Stock (the "Offering") shall occur on March 29, 1996 or the earliest date thereafter on which the closing conditions specified in Sections 7 and 8 of this Agreement shall have been satisfied or waived (any such date, the "Closing Date"); provided, however, that if the Closing has not occurred by April 1, 1996, then this Agreement shall terminate and the Closing shall not take place. At the Closing, the Company will deliver to the Investor one executed copy of this Agreement with a stock certificate representing the Investor's ownership of the Preferred Stock subscribed for hereby.

	Similar Subscription Agreements (all such agreements and this Subscription Agreement being collectively referred to as the "Subscription Agreements") are being executed by each of the Investors.

	Promptly following the Closing, the Company will offer for sale to an affiliate of Furst Associates ("FA"), FM Partners
("FM"), 2,100 additional shares of the Preferred Stock (the
"Additional Shares").

	3. Termination of Offering. The Investor understands and agrees that it will not be entitled to exercise the rights of a shareholder of the Company until an appropriate certificate representing the Preferred Stock for which it has subscribed has been issued to it on the day of the Closing. If (a) the Company shall have reasonably determined that an event has occurred or a condition exists which could materially and adversely affect the business or proposed business of the Company and that such possibility warrants termination of the Offering, (b) the condi-tions to the Closing of the Offering are not satisfied or (c) the Company elects to terminate the Offering, the Offering will be terminated, and the Company will not issue the Preferred
Stock and the Company will not be entitled to payment of the purchase price for the Preferred Stock.

	4.  Representations and Warranties by Investor.

	The Investor hereby represents and warrants to the Company that:

		(a) it is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act");

		(b) it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company;

		(c) it has received and read the Report and has evaluated the risks of investing in the Company;

		(d) it has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the Report or such other information as it desired in order to evaluate its investment;

		(e) in making its decision to purchase the Preferred Stock herein subscribed for, it has relied solely upon the Report, the representations, warranties, agreements, under-takings and acknowledgments of the Company in this Agreement and independent investigations made by it;

		(f) it understands that an investment in the Company involves certain risks and it has taken full cognizance of and understands such risks, including those set forth in the Report;

		(g) it understands that neither the Preferred Stock nor the shares of Common Stock of the Company, par value
$.01 per share, into which the Preferred Stock is convertible (the "Common Stock") has been registered under the Act, and agrees that neither the Preferred Stock nor the Common Stock may be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and subject to the terms of this Subscription Agreement;

		(h) it understands that no federal or state agency has made any finding or determination as to the fairness for investment in, or any recommendation or endorsement of, the Preferred Stock;

		(i) the Preferred Stock herein subscribed for is being acquired by it in good faith solely for its own account, for investment purposes and not with a view to subdivision, distribution or resale. It will not sell or otherwise dispose of any shares of the Preferred Stock or Common Stock, as the case may be, unless:

			i)  it shall have advised the Company in
writing that it intends to dispose of such shares of Preferred Stock or Common Stock, as the case may be, in a manner to be described in such advice, and counsel reasonably acceptable to the Company shall have delivered to the Company an opinion that registration is not required under the Act or under any applicable securities laws of any jurisdiction; or

			ii)  a registration statement on an
appropriate form under the Act, or a post-effective amendment to such registration statement, covering the proposed sale or other disposition of such shares of Preferred Stock or Common Stock, as the case may be, shall be in effect under the Act and such shares of Preferred Stock or Common Stock or the proposed sale or other disposition thereof shall have been registered or qualified under applicable securities laws of any jurisdiction.

	The Investor undertakes to notify the Company as soon as practicable of any material change in any representation, warranty or other information relating to the Investor set forth herein which occurs prior to the Closing in order to insure compliance of the Investor with the terms of this Agreement.

	The Investor acknowledges and agrees that the certificates representing the Preferred Stock and the Common Stock shall bear the following legend (unless not required under the Act):

		"The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with that certain Subscription Agreement dated as of March
29, 1996 among the Corporation and various stockholders of the Corporation."

	The Investor also acknowledges that the Company may place a stop transfer order against transfer of the Preferred Stock and the Common Stock, if necessary in the Company's reasonable judgment in order to assure compliance by the Investor with the terms of this Agreement.

	Each Investor located in the Commonwealth of Pennsylvania further acknowledges and agrees that such Investor cannot sell the Preferred Stock for a period of twelve (12) months from the date of purchase thereof except as permitted by the Pennsylvania Securities Act of 1972.

	If the Investor is a partnership, corporation, trust or other entity, the Investor represents and warrants that (i) the individual executing this Agreement has appropriate authority to act on behalf of the Investor and (ii) the Investor was not specifically formed to acquire the Preferred Stock subscribed for hereby. If the Investor is a partnership, the Investor further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnership made solely for the purpose of enabling such partnership to purchase the Preferred Stock and that such partnership was not formed solely for the purpose of enabling such partnership to purchase the Preferred Stock.

	The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the Investor with the intent that they be relied upon in determining its suitabil-ity as a purchaser of Preferred Stock.

	5.  Representations and Warranties of the Company.  The
Company represents and warrants to the Investor that:

		(a) The Company has duly filed with the Commission all reports required by the Securities Exchange Act of 1934
(the "Exchange Act"). The Company has made all necessary arrangements to cause the Report to be duly filed with the Commission by April 1, 1996. The Company has furnished to the Investor a true and correct copy of the Report. The
Report does not, as of the date on which it was signed, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

		(b) The financial statements (including the related notes) of the Company included in the Report present fairly the financial position of the Company as of the dates indicated and its results of operations for the periods specified therein. All such financial statements have been prepared in accordance with generally accepted accounting principles on a basis consistently applied.

		(c) Except as disclosed in the Report, the Company does not have any subsidiaries. The Company has been duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Report, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Report.

		(d) The authorized capital stock of the Company consists of (i) 1,000,000 shares of Preferred Stock, par value $1.00 per share, of which no shares are issued and outstanding, and (ii) 10,000,000 shares of Common Stock, par value $.01 per share, of which 2,635,280 shares are issued and outstanding. At February 27, 1996, there are outstanding options and warrants exercisable for a total of 2,441,120 shares of Common Stock. In addition, the Company has agreements with certain investors to issue, under certain circumstances, additional warrants for up to 400,000 shares of Common Stock. The Company has all requisite power and authority to issue, sell and deliver the Preferred Stock in accordance with and upon the terms and conditions set forth in this Agreement and the Common
Stock issuable upon conversion of the Preferred Stock; and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Preferred Stock and Common Stock has been validly and sufficiently taken. The outstanding shares of Common Stock are, and the shares of Common Stock issuable upon conversion of the Preferred Stock in accordance with its terms will be, when issued, duly authorized, validly issued, fully paid and nonassessable.

		(e) Except as set forth in this Agreement, or as described in the Report, subsequent to the respective dates as of which information is given in the Report, the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and there has not been any material change on a consolidated basis in the capital stock, or any material increase in the short-term debt or long-term debt, or any material adverse change in the condition (financial or other), business, key personnel, properties or results of operations of the Company.

		(f)  The Company is not in violation of its
Certificate of Incorporation or Bylaws or in default in the performance of any material obligation contained in any material agreement, indenture or other instrument. The performance by the Company of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of the Certificate of Incorporation or Bylaws of the Company, or any material agreement, indenture or other instrument to which the Company is a party or by which it is bound, or any law, rule, administrative regulation or decree of any court or governmental authority having jurisdiction over the Company or its properties, or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company. Except as required by the Act and applicable state securities or blue sky laws, no consent, approval, authorization or order of any court or governmental authority is required in connection with the consummation of the transactions contemplated by this Agreement. The rights granted to the Investors hereunder do not in any way conflict with and are not inconsistent with any rights granted to the holders of the Company's securities or debt instruments.

		(g) The Common Stock issuable upon conversion of the Preferred Stock, upon such issuance, will conform to the description thereof contained in the Report. Except as described in the Report or as set forth in this Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Certificate or Incorporation or Bylaws or any agreement or other instrument to which the Company is a party. Neither the Offering nor the sale of the Preferred
Stock as contemplated in this Agreement gives rise to any rights, other than those which have been waived, for or relating to the registration of any shares of Common Stock
(other than as provided in Section 9 of this Agreement).

		(h) The Company has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

		(i) Except as otherwise stated in the Report, (A) the Company has good and marketable title (in fee simple, in the case of real property), free and clear of all liens and encumbrances, to all of the material real and personal property described in the Report as being owned by it, except for any liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company, and (B) has valid leases to the material real property described in the Report as under lease to it with such exceptions as do not materially interfere with the conduct of the business of the Company.

		(j) Except as set forth in the Report, there are no actions, suits or proceedings pending before or by any court or governmental agency or authority, or any arbitrator, which seek to restrain or prohibit the consummation of the transactions contemplated hereby or which might reasonably be expected to result in any material adverse change in the condition (financial or other), business or results of operations of the Company and, to the best of the Company's knowledge, no such action, suit or proceeding has been threatened.

		(k) The Company is not in violation of any law, ordinance, governmental rule or regulation or court degree to which it may be subject and the Company has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain is likely to have a material adverse effect on the condition (financial or other), business or results of operations of the Company.

		(l) Neither the Company nor any of its officers, employees or other persons directly or indirectly affiliated with it has, either directly or through an agent, sold or offered for sale or solicited offers to subscribe for or buy, or approached potential investors for or otherwise negotiated in respect of the Preferred Stock, other than with the Investors and FM, and neither the Company nor any of its employees or other persons directly or indirectly affiliated with it has, either directly or through an agent, participated in the organization or management of any entity or has engaged or proposes during any time after the Closing to engage in any other activity, in a manner or under circumstances that would jeopardize the status of the Offering as an exempted transaction under the Act or under the laws of any state in which it is represented by the Company that the Offering may be made.

		(m) No person is entitled to receive any commission, fee or compensation from the Company for services rendered as placement agent or lender in connection with the offer or sale of the Preferred Stock pursuant to the Offering.

	6.  Covenants of the Company.

	The Company covenants with the Investor that:

		(a) The Company will apply the net proceeds from the sale of the Preferred Stock for general corporate purposes.
		(b) The Company will, so long as the Investor shall be the holder of Preferred Stock or Common Stock, furnish to the Investor, as soon as practicable after the end of each fiscal year, an annual report with respect to such year (including financial statements audited by independent public accountants) and, as soon as practicable after the end of each quarterly period (other than the last quarterly period) of each fiscal year, a statement (which need not be audited) of the results of operations of the Company for such period, and, to the extent not otherwise furnished, promptly upon the filing thereof, copies of all reports filed by the Company with the Commission pursuant to the Exchange Act.

		(c) So long as the Investor shall be the holder of Preferred Stock or Common Stock, the Company will permit any person designated by the Investor in writing, at the sole expense of the Investor, to visit and inspect any of the properties and books of account of the Company and to discuss its affairs, finances and accounts with the principal officers of the Company, all at such reasonable times and at such reasonable intervals as the Investor may reasonably request; provided, that the Company shall not be required to reveal trade secrets or information not reasonably pertinent to an evaluation of the credit of the Company or compliance with this Agreement.

		(d) The Company shall at all times keep in reserve the number of shares of its Common Stock issuable from time to time upon the conversion of all the outstanding
Preferred Stock.

		(e) So long as the Investor shall be the holder of Preferred Stock or Common Stock, the Company shall use its best efforts to continue its existence, pay all applicable taxes and comply with all applicable laws.

		(f) The Company undertakes to notify each Investor as soon as practical of any material change in any representation, warranty or other information relating to the Company set forth herein which occurs prior to the Closing.

		(g) Neither the Company nor any of its employees or other persons directly or indirectly affiliated with it will engage in any activity that would jeopardize the status of the Offering as an exempt transaction under the Act or under the laws of any state in which the Offering is made.

		(h)  The Company acknowledges that the
representations, warranties, agreements, undertakings and acknowledgments are made by the Company with the intent that they be relied upon by each Investor in determining whether to invest in the Preferred Stock.

	7.  Conditions of Investor Obligations.

	The Investor's obligations under this Agreement are subject to the accuracy of the representations and warranties of the Company made in Section 5 hereof in all material respects, to the performance by the Company of its other obligations under this Agreement to be performed at or prior to the Closing and to the following further conditions:

		(a) At the Closing, the Investor shall have received the favorable opinion of counsel to the Company, dated the Closing Date and in form and substance satisfactory to the Investor, to the effect that:

			i)  The Company has been duly organized and
is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties and conduct its business as described in the Report, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the location of the properties owned or leased by it, as known by such counsel, makes such qualification necessary.

			ii)  The authorized capital stock of the
Company consists of 1,000,000 shares of preferred stock, par value $1.00 per share, and 10,000,000 shares of Common Stock, par value $.01 per share. The
Company has all requisite power and authority to issue, sell and deliver the Preferred Stock in accordance with and upon the terms and conditions set forth in this Agreement; and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Preferred Stock has been validly and sufficiently taken. Upon payment by the Investor at the Closing of the purchase price for the shares of Preferred Stock subscribed for hereby, the Preferred Stock will be, and the Common Stock issuable upon conversion thereof, upon issuance and delivery in the manner described in the Certificate of Designation attached hereto, will be duly authorized, validly issued, fully paid and nonassessable. The Certificate of Designation, in the form attached hereto, has been duly filed with the Secretary of State of the State of Delaware and the resolutions contained therein have been duly adopted by the Board of Directors of the Company. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Certificate of Incorporation, By-laws or any agreement or other instrument known to such counsel to which the Company is a party except as described in the Report.

			iii)  The execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby do not result in a violation of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, or any material agreement, indenture or other instrument known to such counsel to which the Company is a party or by which it may be bound, or to which any property of the Company is subject, nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree known to such counsel of any court, or any governmental agency or authority having jurisdiction over the Company or its properties, or, to the knowledge of such counsel, result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company. No consent, approval, authorization or other order of any court, governmental agency or authority is required in connection with the consummation of the transactions contemplated by this Agreement, except such as have been obtained or as are contemplated hereunder.

			iv)  The Company has full legal right, power
and authority to enter into this Agreement.  This
Agreement has been validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto (provided that no opinion need be expressed with respect to the application of equitable principles in any proceeding, whether at law or in equity).

		In expressing such opinion, such counsel may state (i) that, as to questions of fact not independently established by such counsel, such counsel has relied on certificates of the Company or its officers and of public officials, (ii) that such opinion is limited to the General Corporation Law of the State of Delaware, the laws of the United States and the laws of the state in which such counsel maintains its principal office, and that, in the event such principal office is located outside of Pennsylvania, such counsel has assumed that the laws of the Commonwealth of Pennsylvania are the same as the laws of the state in which such principal office is located, and (iii) that, when reference is made in such opinion to "knowledge" or to what is "known" to such counsel, such reference means the actual knowledge of only those attorneys who have given substantive attention to the representation of the Company and the preparation and negotiation of this Agreement and the Certificate of Designation attached hereto.

		(b) At the Closing the Investor shall have received a certificate, dated the date thereof and signed by the Chairman of the Board and President of the Company to the effect that:

			i)  The representations and warranties of
the Company in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

			ii)  The signer of said certificate has
carefully examined the Report and after giving effect to all amendments or supplements thereto, on the Closing Date, such Report does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

		(c) The Certificates of Designation for the Preferred Stock shall have been duly filed with the Secretary of State of the State of Delaware.

	If any of the conditions specified in this Section 7 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Investor may cancel this Agreement and all its obligations under this Agreement by notifying the Company of such cancellation in writing or by telegram or by facsimile at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

	8.  Conditions of Obligations of the Company.

	The obligations of the Company under this Agreement are subject to the accuracy of the representations and warranties of the Investor made in Section 4 hereof in all material respects, to the performance by the Investor of its other obligations under this Agreement to be performed at or prior to the Closing and to the further condition that all other Investors shall concurrently make the Investments contemplated to be made in connection with this Offering.

	If any of the conditions specified in this Section 8 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Company may cancel this Agreement and all its obligations under this Agreement by notifying the Investor of such cancellation in writing or by telegram at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

	9.  Rule 144.

	The Company covenants that it will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it ceases to be required to file such reports, it will, upon the request of the Investor, make pub-licly available other information), and it will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell the Common Stock without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Investor, the Company will deliver to it a written statement as to whether the Company has complied with such information disclosure and other requirements.

	10.  Automatic Conversion.

	The Investors agree that if, at any time, 75% of the then outstanding shares of Preferred Stock have been surrendered for conversion into Common Stock in accordance with the Certificate of Designation, the remaining 25% of the outstanding Preferred Stock shall also be surrendered for conversion.

	11.  Expenses.

	The reasonable legal expenses of the Investors incurred in connection with this Offering (up to a total of $6,500) shall be borne by the Company. Subject to the preceding sentence, each party hereto shall bear its own legal and other expenses incurred in connection with this Offering.

	12.  Notices.

		(a) Any notice required to be given or delivered to the Investor shall be mailed first class, postage prepaid, return receipt requested, to such Investor's address shown on the signature page hereof.

		(b) Any notice required to be given or delivered to the Company shall be mailed first class, postage prepaid, return receipt requested, to:

			Acrodyne Communications, Inc.
			516 Township Line Road
			Blue Bell, PA 19422
			Attn:  President
			with a copy to:

			Stroock & Stroock & Lavan
			7 Hanover Square
			New York, New York 10004
			Attn:  Stephan Haimo, Esq.

	13. Survival of Representations and Warranties. All representations and warranties and agreements hereunder shall survive execution of this Agreement and delivery of the Preferred Stock.

	14. Governing Law. This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed wholly within that State.

		IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first above written.



						_______________________________
						Name of Subscriber


						By:_____________________________
						   Title:

						Address:


						________________________________
						________________________________
						________________________________



						Tax Identification Number:________

The terms of the foregoing
including the subscription
described therein are agreed
to and accepted on this
March __, 1996:


ACRODYNE COMMUNICATIONS, INC.


By:
   Title:  President

Exhibit A
(Intentionally Omitted)